SUPPLEMENT TO THE CURRENTLY EFFECTIVE CLASS R6 SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS

DWS Capital Growth Fund
DWS Core Equity Fund
DWS CROCI® Equity Dividend Fund
DWS CROCI® International Fund
DWS CROCI® U.S. Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Equity 500 Index Fund
DWS Fixed Income Opportunities Fund
DWS Floating Rate Fund
DWS Global High Income Fund
DWS Global Income Builder Fund
DWS Global Small Cap Fund
DWS GNMA Fund
DWS High Income Fund
DWS International Growth Fund
DWS Mid Cap Value Fund
DWS Multisector Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Assets Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS Short Duration Fund
DWS Short Duration High Income Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS U.S. Multi-Factor Fund
DWS World Dividend Fund

The following disclosure is added to the paragraph following the table under the “MINIMUM INITIAL INVESTMENT” sub-heading of the “PURCHASE AND SALE OF FUND SHARES” section of the summary section of each fund’s prospectus.
For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class R6 shares.
The following information replaces the existing similar disclosure as it pertains to Class R6 shares in the second paragraph under the “TO PLACE ORDERS” sub-heading of the “PURCHASE AND SALE OF FUND SHARES” section of each fund’s summary prospectus.
Class R6 shares are generally available only to certain qualifying plans and programs, which may have their own policies or instructions for buying and selling fund shares.
Please Retain This Supplement for Future Reference
May 21, 2019
PROSTKR-33